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                                    EXHIBIT

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Meritor Automotive, Inc. Savings Plan on Form S-8 (registration number 333-35403) of our report dated March 27, 2000, appearing in this Annual Report on Form 11-K of the Meritor Automotive, Inc. Savings Plan for the year ended September 30, 1999.


DELOITTE & TOUCHE LLP
Detroit, Michigan

March 27, 2000


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